Filed pursuant to Rule 497(e)
Securities Act File No. 333-214468
Investment Company Act File No. 811-23213

USCF Mutual Funds Trust (the “Trust”)

USCF Commodity Strategy Fund (the “Fund”)

Class A Shares (USCFX)

and

Class I Shares (USCIX)

Supplement dated April 16, 2019 to the Prospectus for the Fund dated October 30, 2018. This supplement provides new and additional information beyond that contained in the Prospectus, as supplemented. Please review this supplement carefully.

As described in the Supplement dated February 21, 2019, the liquidation and termination of the Fund was approved by the Board of Trustees of the Trust. The liquidation of the Fund pursuant to the Plan of Liquidation was completed on March 21, 2019, and the Fund has been terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE